SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 16,2001

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                    000-23961               41-1810301
(State of Incorporation)     (Commission File Number)     (IRS Employer
                                                           Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)







                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K


Item 7.    Financial Statements and Exhibits

            Ex. 20a       Series 1997-1 January Certificateholders' Statement

            Ex. 20b       Series 1997-2 January Certificateholders' Statement

            Ex. 20c       Series 1998-3 January Securityholders' Statement

            Ex. 20d       Series 1999-1 January Securityholders'  Statement

            Ex. 20e       Series 1999-2 January Securityholders' Statement

            Ex. 20f       Series 1999-3 January Securityholders' Statement

            Ex. 20g       Series 2000-1 January Securityholders' Statement

            Ex. 20h       Series 2000-2 January Securityholders' Statement

            Ex. 20i       Series 2000-3 January Securityholders' Statement



                                         SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         METRIS RECEIVABLES, INC.



                                         By /s/Ralph A. Than
                                               Ralph A. Than
                                               Senior Vice President, Treasurer




Dated:  February 16, 2001